SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) MAY 1, 2001
                                                           -----------

                 MORGAN STANLEY DEAN WITTER SPECTRUM SELECT L.P.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



      DELAWARE                        0-19511                   13-3619290
 ----------------------        ----------------------     ----------------------
     (State or other                 (Commission              (IRS Employer
     jurisdiction of                 File Number)         Identification Number)
     incorporation)



                       C/O DEMETER MANAGEMENT CORPORATION
          TWO WORLD TRADE CENTER, 62ND FLOOR, NEW YORK, NEW YORK 10048
      (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (212) 392-5454
                                                           --------------


      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

     Effective May 1, 2001, Morgan Stanley Dean Witter Spectrum Select L.P. entered into a management agreement with Northfield Trading L.P., adding Northfield as its fourth trading advisor.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Spectrum Select has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Morgan Stanley Dean Witter Spectrum Select L.P.


                                    By:  Demeter Management Corporation,
                                         as General Partner



                                    By:  /s/Robert E. Murray
                                         ---------------------------------------
                                         Robert E. Murray
                                         President

Dated:  April 25, 2001

                                  EXHIBIT INDEX


EXHIBIT                                DESCRIPTION
-------                                -----------

10.01 Management Agreement between Morgan Stanley Dean Witter Spectrum Select L.P. and Northfield Trading L.P., dated May 1, 2001.